Exhibit 10.1
UNCLASSIFIED AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES
1 6
2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) P00032 07/01/2010 See Schedule
6. ISSUED BY CODE HM0210 7. ADMINISTERED BY (If other CODE than Item 6)
Nat’l Geospatial-Intelligence Agen. ATTN: ACR/MS-P150 12310 Sunrise Valley Drive RESTON VA 20191-3449
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO. GEOEYE IMAGERY COLLECTION SYSTEMS INC
21700 ATLANTIC BLVD STE 500 DULLES VA 201666801 9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. HM157304C0014
10B. DATED (SEE ITEM 13)
code 8248422490000 FACILITY CODE 09/30/2004
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended. is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing
Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c)By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER, IF by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (if required) Net Increase: $12,500,000.00 See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X D. OTHER (Specify type of modification and authority) Special Contract Requirement H.28 Exercise of Options
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) E. IMPORTANT: Contractor is not. is required to sign this document and return 0 copies to the issuing office.
Tax ID Number: 54-1660268 DUNS Number: 824842249
The purpose of this modification is to (1) exercise Options for contract line items (CLIN) 0002, 0004, 0005 and 0006, for the period July 1, 2010 through July 31, 2010; and (2) provide incremental funding in the amount of $12,500,000 for CLIN 0006. Total funding obligated under the contract increases by $12,500,000 from $276,749,467 to $289,249,467. Accordingly, the contract is modified as follows:
1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.3 Total Contract Price/Total Contract Funding (change page 3 is attached hereto):
Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and In full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16C. DATE SIGNED
08 Jun 2010
(Signature of person authorized to sign) (Signature of Contracting Officer)
NSN 7540-01-152-8070 RD FORM 30 (REV. 10-83) Previous edition unusable d by GSA CFR) 53.243
UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00032	PAGE 2 OF 6

NAME OF OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	a. Under CLIN 0006, the Obligated Amount column is increased by $12,500,000 from $33,000,000 to $45,500,000. The Unfunded Amount column is decreased by $12,500,000 from $79,500,000 to $67,000,000. The Maximum Total Price column is unchanged.				
	b. Under Total, the Obligated Amount column is increased by $12,500,000 from $276,749,467 to $289,249,467. The Unfunded Amount column is decreased by $12,500,000 from $302,422,533 to $289,922,533. The Maximum Total Price column is unchanged.				
	2. Under Section B, Supplies or Services and Prices/Costs, the Period of Performance for the following CLINs are extended through July 31, 2010:				
	a. Paragraph B-2, Line Item 0002 ¿ Government Option 1: IMAGERY DERIVED PRODUCTS AND SERVICES; b. Paragraph B-5, Line Item CLIN 0004 - Firewire Drives, Other Media and Shipping Expenses; and c. Paragraph B-6, Line Item CLIN 0005 - System Engineering Services Support.				
	3. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Option Line Item 0006¿ Imagery Acquisition COMMERCIAL IMAGERY, is exercised for the period July 1, 2010 through July 31, 2010, one month.				
	4. Under Section G, Contract Administration Data, Paragraph G.8, Accounting and Appropriation Data, the table is revised to reflect the $12,500,000 obligation under CLIN 0006. Change page 13A is attached hereto. Discount Terms: Net 30 Delivery Location Code: SEESCH See Schedule				
	Payment: DFAS Acct. Mtn. & Control/JDAC ATTN: DFAS-IN-FI-JAM DEP 3248 8899 E. 56th Street Indianapolis, IN 46249 Customer Service 1-888-332-7366 ---FAX 1-866-894-8007 Continued ...				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00032 | PAGE 3 OF 6

NAME OF OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	FOB: Destination Period of Performance: 02/01/2007 to 07/31/2010				
	Change Item 0002 to read as follows(amount shown is the obligated amount):				
0002	NextView IMAGERY DERIVED PRODUCTS AND SERVICES (Value-added Products) Minimum Amount: $0 Maximum Amount: $200,000,000.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Accounting Info: N/A Funded: $0.00 $0.00 (Subject to Availability of Funds) $0.00 (Subject to Availability of Funds)				0.00
	Change Item 0004 to read as follows(amount shown is the obligated amount):				
0004	Acquisition of Firewire Drives and other media under the contract to support the storage and dissemination of imagery. The sum of all material provided herein and invoiced for shall not exceed $500,000. Award Type: Time-and-materials Fully Funded Obligation Amount$500,000.00 Incrementally Funded Amount: $90,000.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition No: NASKG47016AS02 Accounting Info: 9770100.4802 8A7 85K1 K317L3 ASK888 619A2 34345B 880300 Funded: $0.00				0.00
	Change Item 0005 to read as follows(amount shown is the obligated amount):				
0005	Systems Engineering Services Level-of-Effort Support. The Contractor shall provide on-going and sustaining, general systems engineering, interface change management, and integration and Continued ...	4000000	DO		0.00

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED
CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE 0F
HM157304C0014/P00032 4 6
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT (A) (B) (C) (D) (E) (F)
testing support services on a time and material basis in accordance with Attachment 6, Statement of Work NextView System Engineering Services, dated October 31, 2007. The Contractor is required to invoice for actual hours worked in accordance with the labor categories and rates delineated below. The hours are estimates and thus variable; the rates are fixed.
Award Type: Time-and-materials (Not Separately Priced)
Fully Funded Obligation Amount$0.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
Period of Performance: 08/01/2008 to 07/31/2010
ORBIMAGE/GeoEye Labor Categories
CY2008 Est. Hours CY2009 Est. Hours Fixed Rate Fixed Rate
CY2008 Est. Hours CY2009 Est. Hours , Fixed Rate , Fixed Rate
CY2008 Est. Hours CY2009 Est. Hours Fixed Rate Fixed Rate
CY2008 Est. Hours CY2009 Est. Hours Fixed Rate Fixed Rate
CY2008 Est. Hours CY2009 Est. Hours Fixed Rate Fixed Rate
CY2008 Est. Hours , CY2009 Est. Hours , Fixed Rate Fixed Rate
CY2008 Est. Hours CY2009 Est. Hours Fixed Rate Fixed Rate
CY2009 Est. Hours Fixed Rate
Continued ...
NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE 0F
HM157304C0014/P00032 5 6
NAME OF OFFEROR OR CONTRACTOR GEOEYE IMAGERY COLLECTION SYSTEMS INC
ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT
(A) (B) (C) (D) (E) (F)
CY2009 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate
CY2008 Est. Hours , Fixed Rate
CY2009 Est. Hours , Fixed Rate
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate
Change Item 0006 to read as follows(amount shown
is the obligated amount):
0006 NextView COMMERCIAL IMAGERY PROGRAM 12,500,000.00
Fully Funded Obligation Amount$112,500,000.00
Incrementally Funded Amount: $45,500,000.00
Product/Service Code: 7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Requisition No: NSCPG48343AS01, NSU8G10054AS02,
NSU8G10089AS01, NSU8G10095AS01, NSU8G10144AS01
Accounting Info:
9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B
880300
Funded: $982,992.00
Accounting Info:
970100.4802 8A0 85CR P533XX SU8888 594C0 35102B
880300
Funded: $0.00
Accounting Info:
970100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B
880300
Funded: $0.00
Accounting Info:
9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B
880300
Funded: $7,017,008.00
Accounting Info:
9700100.4802 8A0 85CR P533XX SU8888 594C0 35102B
880300
Continued ...
NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00032	PAGE 6 OF 6

NAME OF OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Funded: $9,500,000.00 Accounting Info: 9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B 880300 Funded: $15,500,000.00 Accounting Info: 9700100.4802 8A0 85CR OZ02EF SU8888 594C0 34345B 880300 Funded: $800,000.00 Accounting Info: 9700100.4802 8A0 85CR OZ02AP SU8888 594C0 34345B 880300 Funded: $1,000,000.00 Accounting Info: 9700100.4802 8A0 85CR P533XX SU8888 594C0 35102B 880300 Funded: $7,475,000.00 Accounting Info: 9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B 880300 Funded: $3,225,000.00 Period of Performance: 04/01/2010 to 07/31/2010				

G-1 Accounting and Appropriation Data

ACRN	Accounting and Appropriation Data	Amount
	9700100.4802 8A0 85CR OZ02AP SU8888 594C0 34345B 880300	$1,000,000.00
	9700100.4802 8A0 85CR OZ02EF SU8888 594C0 34345B 880300	$800,000.00
	9700100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B 880300 (NSU8G10095AS01) (NSU8G10089AS01) (NSU8G10144AS01)	$3,225,000.00
	9700100.4802 8A0 85CR P533XX SU8888 594C0 35102B 880300	$7,475,000.00
	Total:	$12,500,000.00

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED